
                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC  20549

                                   _________

                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  August 11, 1995
                                                  ------------------------------


                             RULE INDUSTRIES, INC.
- --------------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


        Massachusetts                 0-8740                      04-2384630
- --------------------------------------------------------------------------------
(State or Other Jurisdiction       (Commission                  (IRS Employer
    of Incorporation)              File Number)              Identification No.)


70 Blanchard Road, Burlington, Massachusetts                             01803
- --------------------------------------------------------------------------------
   (Address of Principal Executive Offices)                           (Zip Code)


Registrant's telephone number, including area code  (617) 272-7400
                                                   -----------------------------


                                Not Applicable
- --------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.  OTHER EVENTS.

     On August 11, 1995, Rule Industries, Inc. ("Rule") entered into an
Agreement and Plan of Merger (the "Agreement") with Greenfield Industries, Inc., a Delaware corporation ("Greenfield") and Rule Acquisition Corporation, a
Massachusetts corporation and a wholly-owned subsidiary of Greenfield ("RAC") pursuant to which RAC will be merged with and into Rule. A copy of the Agreement is filed as Exhibit 5.1 to this report. In connection with the Agreement, Rule granted Greenfield a stock option to purchase 630,000 shares of Rule's common stock pursuant to a stock option agreement which is filed as Exhibit 5.2 to this report. Rule issued a press release regarding the Agreement which is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

ITEM. 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Financial Statements of Businesses Acquired.

          Not required.

     (b)  Pro Forma Financial Information.

          Not required.

     (c)  Exhibits.


          Exhibit Number                 Description
          --------------                 -----------

               5.1 Agreement and Plan of Merger dated August 11, 1995 among Rule Industries, Inc., Greenfield Industries,
                         Inc. and Rule Acquisition Corporation.

               5.2       Stock Option Agreement dated August 11, 1995 between
                         Rule Industries, Inc. and Greenfield Industries, Inc.


              99.1       Press Release of Rule Industries, Inc. dated
                         August 15, 1995.

                                       2
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                                  Signatures
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.



                                    By /s/ John A. Geishecker, Jr.
                                      -------------------------------------
                                     John A. Geishecker, Jr.
                                     Vice President, Treasurer and Clerk

Date:  September 6, 1995

                                       3
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                                        Exhibit Index
                                        -------------

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
                                                                                  Page Number
                                                                               in Sequentially
Exhibit Number                           Description                            Numbered Copy
- --------------                           -----------                           ---------------

     5.1 Agreement and Plan of Merger dated August 11, 1995 among Rule Industries, Inc., Greenfield Industries, Inc.
                  and Rule Acquisition Corporation.

     5.2          Stock Option Agreement dated August 11, 1995 among Rule
                  Industries, Inc. and Greenfield Industries, Inc.

    99.1          Press Release of Rule Industries, Inc. dated August 15, 1995
